UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 29, 2021

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ARCC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2021, Ares Capital Corporation (the “Registrant”) and Ares Capital CP Funding LLC, an indirect wholly owned subsidiary of the Registrant (“Ares Capital CP”), entered into an amendment (the “CP Amendment”) to the documents governing Ares Capital CP’s revolving funding facility (the “CP Funding Facility”) with Wells Fargo Bank, National Association, Bank of America, N.A. and each of the other parties thereto. The CP Amendment, among other things, (a) extended the stated maturity date from January 31, 2025 to December 29, 2026; (b) extended the reinvestment period from January 31, 2023 to December 29, 2024; (c) decreased the LIBOR (as defined in the CP Funding Facility) spread from +2.00% to +1.90%; and (d) decreased the component of the undrawn fee applicable to any unused portion in excess of 50% of the maximum facility amount from 1.50% to 1.25%. The other terms of the CP Funding Facility remained substantially unchanged.

On December 29, 2021, the Registrant entered into an amendment (the “JPM Amendment”) to its senior secured credit facility, among the Registrant, the lenders party thereto, and JPMorgan Chase Bank, N.A., as the administrative agent and as the collateral agent (as amended and restated, the "A&R Credit Facility"). The JPM Amendment, among other things, (a) replaced LIBOR with an alternate rate of interest for certain loans, commitments and/or other extensions of credit under the A&R Credit Facility denominated in Sterling; and (b) implemented certain Benchmark Replacement Conforming Changes (as defined in the A&R Credit Facility). The other terms of the A&R Credit Facility remained substantially unchanged.

The description above is only a summary of the material provisions of the CP Amendment and JPM Amendment and is qualified in its entirety by reference to a copy of the CP Amendment and JPM Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Amendment No. 15 to Loan and Servicing Agreement, dated as of December 29, 2021, among Ares Capital CP Funding LLC, as the borrower, Ares Capital Corporation, as the servicer, Wells Fargo Bank, National Association, as the agent, Wells Fargo Bank, National Association, as a lender, Bank of America, N.A., as a lender, Canadian Imperial Bank of Commerce, as a lender, Sampension Livsforsikring A/S, as a lender, Arkitekternes Pensionskasse, as a lender, Pensionskassen for Jordbrugsakademikere og Dyrlæger, as a lender and U.S. Bank National Association, as trustee, bank and collateral custodian.

10.2	Amendment No. 1 to Twelfth Amended and Restated Senior Secured Credit Agreement, dated as of December 29, 2021, among Ares Capital Corporation, as the borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: January 3, 2022

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

2